UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2025
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On March 20, 2025 at 1:00 p.m. Eastern Time, PLBY Group, Inc. (the “Company”) convened a Special Meeting of its Stockholders (the “Special Meeting”). At that time, there were not present or represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum. Accordingly, the Company adjourned the Special Meeting without any business being conducted. The adjourned meeting will reconvene virtually on April 17, 2025 at 1:00 p.m. Eastern Time, to vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission (“SEC”) on February 4, 2025. The close of business on January 23, 2025 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the reconvened Special Meeting.

Stockholders may cast their votes by visiting http://www.proxyvote.com or by calling 1-800-690-6903 before the reconvened Special Meeting, or going to http://www.virtualshareholdermeeting.com/PLBY2025SM during the reconvened Special Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals for the Special Meeting.

The Company encourages all stockholders of record as of the close of business on January 23, 2025 who have not yet voted to do so by April 16, 2025 at 11:59 p.m. Eastern Time. Notwithstanding the foregoing, any votes properly received before the close of the adjourned Special Meeting on April 17, 2025 will be accepted. Proxies previously submitted in respect of the Special Meeting will be voted at the adjourned meeting unless properly revoked.

On March 20, 2025, the Company issued a press release announcing the adjournment of the Special Meeting. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Special Meeting to be reconvened on April 17, 2025. The Company previously filed a definitive proxy statement with the SEC on February 4, 2025. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ADJOURNED MEETING. The definitive proxy statement has been made available to stockholders who are entitled to vote at the Special Meeting. No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the adjourned Special Meeting. The Company has also engaged InvestorCom, a proxy solicitation firm, to assist with obtaining adequate votes to achieve the required quorum of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2025	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel & Secretary